Acquisition	9 Months Ended
Sep. 30, 2011
Acquisition [Abstract]
Acquisition

3. Acquisition

Harold Keene Coal Company, Inc.

On January 14, 2011, the Company acquired 100% of the outstanding common shares of HKCC for approximately $52.0 million, including working capital and contingent consideration. The results of HKCC have been included in the consolidated financial statements since that date and are included in the Coal Mining segment. HKCC engages in the business of coal mining and owns, leases, and operates mines in Russell County, Virginia. The operations of the HKCC Companies produce high volatile A and high volatile B metallurgical coals, which complement the coal produced by the Company's existing coal mining operations, and high quality thermal coal. This acquisition adds between 250,000 and 300,000 tons of coal production annually, with the potential to expand production in the future, and 21 million tons of proven and probable coal reserves located in two active underground mines and one active surface and highwall mine in Russell and Buchanan Counties in Virginia, contiguous to the Company's existing metallurgical coal mining operations. The acquisition is part of the Company's strategy to expand its domestic coal production and pursue selective reserve acquisitions. The goodwill of $6.0 million arising from the acquisition consists largely of synergies and cost reductions.

The aggregate noncontingent portion of the purchase price was $41.1 million, of which $37.6 million was paid in cash, net of cash received of $0.8 million. The remaining amount relates to a purchase price holdback of $3.5 million that is expected to be paid in June 2012.

The purchase price includes a contingent consideration arrangement that requires the Company to pay the former owners of HKCC $2.00 per ton of coal for each ton produced from the real property or leased property if production levels exceed 150,000 tons in a calendar year for a period of 20 years or until full exhaustion, whichever comes sooner. The potential undiscounted amount of all future payments that could be required to be paid under the contingent consideration arrangement is between $0 and $42 million. The fair value of the contingent consideration was $10.9 million, and was based on significant inputs that are not observable in the market, or Level 3 inputs. Key assumptions include (a) a risk-adjusted discount rate range of 0.895 percent to 6.027 percent, which reflects the credit spread adjustment for each period, and (b) probability adjusted production levels of HKCC operations between 300,000 and 475,000 tons per year.

The following table summarizes the consideration paid for HKCC and the fair value of the assets acquired and liabilities assumed at the acquisition date (dollars in thousands):

Consideration:
Cash, net of cash received	$37,575
Working capital adjustment and purchase price hold back	3,500
Contingent consideration arrangement	10,897

Fair value of total consideration transferred	$51,972

Recognized amounts of identifiable assets acquired and liabilities assumed:
Current assets	$7,314
Property and equipment	15,466
Mineral rights	48,112
Other assets	2,429
Current liabilities	(1,507)
Deferred tax liabilities, net	(22,703)
Notes payable	(2,315)
Asset retirement obligations	(812)

Total identifiable net assets assumed	45,984
Goodwill	5,988

Total	$51,972

The fair value of the acquired intangible assets, representing mineral rights, of $47.3 million, net of asset retirement obligations of $0.8 million, was determined by applying the income approach, and is based on significant inputs that are not observable in the market, or Level 3 inputs. The acquired intangible assets, all of which are mineral rights, are to be depleted as they are extracted, which is estimated to be over a period of 31 years.

Immediately upon acquisition, $2.3 million of notes payable were repaid.

The acquisition of HKCC increased revenues by $13.1 million in the first nine months of 2011 and increased gross margin by $2.0 million in the first nine months of 2011. The acquisition of HKCC is not material to the Company's combined and consolidated results of operations. Therefore, pro forma information has not been presented.